UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2012

PC Mall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25790	95-4518700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 E. Mariposa Ave.

El Segundo, California  90245

(Address of principal executive offices)(zip code)

(310) 354-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Information.

On March 12, 2012, PC Mall, Inc. (the “Company”) issued a press release announcing that its Board of Directors has set the close of business on April 27, 2012 as the record date for stockholders entitled to receive notice of, and to vote at, the Company’s 2012 Annual Meeting of Stockholders, which is currently anticipated to be held on June 25, 2012.  Because the date of the 2012 Annual Meeting of Stockholders will occur more than 30 days before the anniversary of the Company’s prior annual meeting of stockholders (held on September 15, 2011), the Company has set new deadlines for the receipt of stockholder proposals and related matters as outlined below.

The deadline for submitting stockholder proposals pursuant to Rule 14a-8 under the Exchange Act has been set at April 13, 2012, which the Company believes is a reasonable time before it begins to print and send proxy materials to its stockholders.  In order for a stockholder proposal to be considered for inclusion in the proxy statement, it must be received by the Company on or prior to the close of business on April 13, 2012 at the Company’s principal executive offices at 1940 E. Mariposa Ave., El Segundo, California 90245.  Furthermore, in order to be considered “timely” for the purposes of Rule 14a-4(c) under the Securities Exchange Act (relating to the circumstances under which a proxy may confer discretionary authority to vote on certain matters), notices of stockholder proposals or director nominations intended to be presented at the 2012 Annual Meeting of Stockholders must also be received on or prior to the close of business on April 13, 2012 at the same address. These notices and stockholder proposals should be sent to the attention of our General Counsel and Secretary at such address.

Stockholders should understand that proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act, if applicable, and any applicable requirements of our bylaws and Delaware law, and may be omitted if not in compliance with all applicable requirements.

A copy of the press release dated March 12, 2012 is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release dated March 12, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PC MALL, INC.

	By:	/s/ Brandon H. LaVerne
	Name:	Brandon H. LaVerne
	Title:	Chief Financial Officer

Dated: March 12, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 12, 2012